Securian AM Real Asset Income Fund

Class A Shares (VSDAX)

Institutional Class Shares (VSDIX)

A series of Investment Managers Series Trust

Supplement dated March 17, 2022 to the

Prospectus, Statement of Additional Information (“SAI”),

and Summary Prospectus, each dated January 1, 2022, as supplemented.

Effective immediately, Joseph R. Betlej, CFA no longer serves as portfolio manager of the Securian AM Real Asset Income Fund (the “Fund”). Accordingly, all references in the Prospectus, SAI and Summary Prospectus to Mr. Betlej as a portfolio manager of the Fund are hereby deleted. Lowell R. Bolken, CFA and Craig M. Stapleton, CFA will continue to serve as portfolio managers of the Fund.

In addition, effective July 31, 2022, Securian Asset Management, Inc. will no longer serve as sub-advisor to the Fund. Liberty Street Advisors, Inc., the Fund’s investment advisor, is currently evaluating options for the Fund, including finding a replacement sub-advisor or engaging in a strategic transaction for the Fund.

Please file this Supplement with your records.